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                             PROSPECTUS SUPPLEMENT
                             DATED OCTOBER 1, 1996
                            FRANKLIN TAX-FREE TRUST

(Arizona, Colorado, Connecticut, Indiana, Michigan, New Jersey, Ohio, Oregon, Pennsylvania, Puerto Rico and High Yield Tax-Free Income Funds)

Dated July 1, 1996

Effective October 1, 1996, the Board, on behalf of the Franklin Connecticut Tax-Free Income Fund (the "Connecticut Fund"), approved a new investment management agreement with Franklin Investment Advisory Services, Inc. ("Investment Advisory"), with offices located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854.

In approving the new agreement, the Board considered that Investment Advisory, a registered investment advisor, is also a wholly-owned subsidiary of Franklin Resources, Inc., the parent company of Franklin Advisers, Inc., the previous investment manager of the Connecticut Fund, and will employ the same individuals to be responsible for the day-to-day portfolio management of the Connecticut Fund as the previous manager and that the terms and conditions of the management services to the Connecticut Fund will remain substantially the same. Franklin Advisers, Inc. will continue to perform the management services for the other series.